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Exhibit 4.1

FORM OF CERTIFICATE OF COMMON STOCK

NUMBER
C-

SHARES


See Reverse for
Certain Definitions


Incorporated under the laws of the State of Delaware

enherent Corp.

50,000,000 Shares $.001 Par Value

Voting Common Stock

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER ANY STATE OF FEDERAL SECURITIES LAWS AND IS BEING SOLD PURSUANT TO APPLICABLE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION. THE TRANSFER OF THIS SECURITY IS RESTRICTED.
SEE THE ARTICLES OF INCORPORATION, BYLAWS OR SHAREHOLDER AGREEMENT FOR DETAILS.

This is to certify that


is the owner of


Fully Paid and Non-Assessable Shares of Voting Common Stock of enherent Corp.

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


Secretary


President

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM       -  as tenants in common
    TEN ENT       -  as tenants by the entireties
    JT TEN        -  as joint tenants with right of
                     survivorship and not as tenants
                     in common


    UNIF GIFT MIN ACT -     Custodian
                      (Cust)               (Minor)
                 under Uniform Gifts to Minors
                 Act
                            (State)

    Additional abbreviations may also be used though not in the above list.


For value received ____________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)






    Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

    Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises

    Dated:

         In presence of